ADAMS DIVERSIFIED EQUITY FUND

Formerly The Adams Express Company

THIRD QUARTER REPORT

SEPTEMBER 30, 2015

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The third quarter was tumultuous for equity markets. The S&P 500 fell 6.4%, sending the year’s return into negative territory with a decline of -5.3%. Adams Diversified Equity Fund performed better than the S&P 500 for the first nine months with a total return on net asset value of -4.9%.

Early in the quarter, markets were buoyed by the news that Greece had reached a deal with its creditors. This was followed by a stream of positive economic data from the U.S. and Europe. Retail sales accelerated, labor markets continued to show improvement and GDP growth for the first six months of the year was revised upward to 3.9%. But these signs of economic strength were not enough to insulate the markets from global economic concerns.

The initial trigger of the market’s instability came from China, where the decision to devalue its currency in August led to investor doubts about global economic growth. Fears over China’s falling demand for raw materials, coupled with excess supply, resulted in a further step down for commodity prices. The Federal Reserve’s September decision to leave U.S. interest rates unchanged, despite falling unemployment and reasonably strong domestic economic indicators, further disappointed investors. As part of its decision, the Fed pointed to the lack of inflation, the strength of the dollar and concerns about growth in China and other emerging markets.

The Energy and Materials sectors bore the brunt of the quarter’s market selloff. The Fund’s holdings in Marathon Petroleum, a refiner, and its large position in ExxonMobil helped cushion the weakness in oil service and exploration & production stocks. On the other end of the spectrum, Utilities was the only sector delivering a positive return in the quarter. An announced takeover of one of the Fund’s utility holdings, AGL Resources, contributed to our positive return.

Apart from economic worries, the Health Care sector was hit with headlines focusing on pricing and health care costs. Biotech companies, including portfolio holdings Biogen and Gilead Sciences, in particular were punished. Political posturing from presidential candidates regarding health care costs put temporary pressure on the stocks, but masks the potential we see for the sector.

The market’s decline in the last three months provided opportunities to increase our commitments in high conviction holdings as well as establish positions in new stocks. Microsoft was one of the positions we increased. The growth of cloud revenues and the recent strong expense discipline affirmed our conviction in the company. New positions were initiated in two stocks that benefit from reduced commodity prices. Recent concerns about capacity additions in the airlines provided an attractive entry point for Southwest Airlines. We believe the industry dynamics remain supportive in the long run and Southwest is uniquely positioned domestically. In the near term, low fuel costs are driving excess cash flow, which is funding increased share buybacks and expansion. Another new position, PPG Industries, also benefits from lower oil prices. As the leader in the global coatings industry, PPG has significant gross margin expansion opportunities from a reduction in raw material costs, most notably resin. We anticipate incremental volume growth as key end-markets (construction and autos) continue to recover. Additionally, its recent acquisition of Comex, a paint manufacturer and retailer in Mexico, provides an additional growth platform.

We also identified an attractive company in the Consumer Discretionary sector, adding Polaris Industries to the portfolio. The company is a recognized leader in the powersports industry. High quality off-road consumer and military vehicles and

LETTER TO SHAREHOLDERS (CONTINUED)

motorcycles are among their products. Multiple revenue growth drivers include innovation, increased distribution domestically, international expansion and market share gains. Also, improvements to Polaris’ manufacturing operations offer margin expansion benefits.

For the nine months ended September 30, 2015, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -4.9%. The total return on the market price of the Fund’s shares for the period was -5.8%. These compare to a -5.3% total return for the S&P 500 and a -6.2% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended September 30, 2015, the Fund’s total return on NAV was -0.4% and on market price was -0.6%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were -0.6% and -2.2%, respectively.

Net assets of the Fund at September 30, 2015, were $14.93 per share on 95,419,646 shares outstanding, compared with $15.87 per share at December 31, 2014, on 96,286,656 shares outstanding. On March 2, 2015, a distribution of $0.05 per share was paid, consisting of $0.02 net investment income, $0.01 short-term capital gain, and $0.01 long-term capital gain, realized in 2014, and $0.01 of net investment income realized in 2015, all taxable in 2015. A 2015 net investment income dividend of $.05 per share was paid on June 1, 2015, and another net investment income dividend of $.05 per share was paid on September 1, 2015. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

The Fund repurchased 883,800 shares of its Common Stock during the nine months ended September 30, 2015. The shares were repurchased at an average price of $14.00 and a weighted average discount to NAV of 13.8%, resulting in a $0.02 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer & President

October 8, 2015

Disclaimers

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2015		2014
At September 30:
Net asset value per share	$14.93		$16.29
Market price per share	$12.75		$13.94
Shares outstanding	95,419,646		93,508,989
Total net assets	$1,424,167,228		$1,523,281,729
Unrealized appreciation on investments	$318,499,245		$438,983,643

For the nine months ended September 30:
Net investment income	$8,065,497		$13,832,515
Net realized gain	$63,588,775		$66,415,950
Cost of shares repurchased	$12,377,017		$9,986,420
Shares repurchased	883,800		741,600
Total return (based on market price)	-5.8%		7.8%
Total return (based on net asset value)	-4.9%		9.2%

Key ratios:
Expenses to average net assets*	0.93%	**	0.58%
Net investment income to average net assets*	0.80%	**	1.26%
Portfolio turnover*	17.3%		30.1%
Net cash & short-term investments to net assets	2.7%		0.4%

*	Annualized
**	The annualized ratios of expenses and net investment income to average net assets were 0.64% and 1.09%, respectively, after excluding a one-time charge of $4,471,424 related to the termination of the Fund’s defined benefit plans.

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

September 30, 2015 (unaudited)

	Market Value	Percent of Net Assets
Apple Inc.	$72,036,930	5.1%
Google Inc. (Class A & Class C)	44,320,062	3.1
Adams Natural Resources Fund, Inc. *	39,711,816	2.8
Microsoft Corp.	37,036,768	2.6
Wells Fargo & Co.	36,920,650	2.6
Walt Disney Co.	32,704,000	2.3
PepsiCo, Inc.	32,392,050	2.3
Comcast Corp. (Class A)	31,841,424	2.2
Citigroup Inc.	30,609,370	2.1
CVS Health Corp.	30,294,720	2.1

Total	$387,867,790	27.2%

*	Non-controlled affiliated closed-end fund.

SCHEDULE OF INVESTMENTS

September 30, 2015 (unaudited)

	Shares	Value (A)
Common Stocks — 97.3%
Consumer Discretionary — 13.3%
Amazon.com, Inc. (B)	50,000	$25,594,500
BorgWarner Inc.	137,000	5,697,830
Comcast Corp. (Class A)	559,800	31,841,424
Dollar General Corp.	271,400	19,660,216
Hanesbrands Inc.	608,000	17,595,520
Las Vegas Sands Corp.	150,000	5,695,500
Lowe’s Companies, Inc.	405,000	27,912,600
Magna International Inc.	252,000	12,098,520
Polaris Industries Inc.	83,000	9,949,210
Walt Disney Co.	320,000	32,704,000

		188,749,320

Consumer Staples — 9.2%
Coca-Cola Co.	186,000	7,462,320
CVS Health Corp.	314,000	30,294,720
Kroger Co.	508,000	18,323,560
PepsiCo, Inc.	343,500	32,392,050
Philip Morris International Inc.	262,800	20,847,924
Procter & Gamble Co.	131,850	9,485,289
Spectrum Brands Holdings, Inc.	131,500	12,033,565

		130,839,428

Energy — 7.0%
Adams Natural Resources Fund, Inc. (C)	2,186,774	39,711,816
Chevron Corp.	218,000	17,195,840
EOG Resources, Inc.	151,200	11,007,360
Exxon Mobil Corp.	101,000	7,509,350
Marathon Petroleum Corp.	166,000	7,690,780
Noble Energy, Inc.	175,000	5,281,500
Schlumberger Ltd.	171,300	11,814,561

		100,211,207

Financials — 16.7%
Allstate Corp.	330,000	19,219,200
American International Group, Inc.	145,000	8,238,900
American Tower Corp.	105,000	9,237,900
Berkshire Hathaway Inc. (Class B) (B)	65,200	8,502,080
Capital One Financial Corp.	245,000	17,767,400
Citigroup Inc.	617,000	30,609,370
iShares US Real Estate ETF	147,722	10,480,876
JPMorgan Chase & Co.	450,000	27,436,500
Lincoln National Corp.	270,000	12,814,200
Nasdaq, Inc.	360,000	19,198,800
Navient Corp.	520,000	5,844,800
Prudential Financial, Inc.	195,000	14,860,950
Simon Property Group, Inc.	89,500	16,442,940
Wells Fargo & Co.	719,000	36,920,650

		237,574,566

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2015 (unaudited)

	Shares	Value (A)
Health Care — 14.8%
Aetna Inc.	183,900	$20,120,499
Allergan plc (B)	107,096	29,109,764
Biogen Inc. (B)	47,000	13,715,070
Celgene Corp. (B)	164,000	17,739,880
Cigna Corp.	26,000	3,492,260
Edwards Lifesciences Corp. (B)	122,000	17,344,740
Gilead Sciences, Inc.	275,900	27,090,621
Johnson & Johnson	64,000	5,974,400
McKesson Corp.	87,900	16,264,137
Merck & Co., Inc.	480,000	23,707,200
Novartis AG	239,000	21,968,880
Valeant Pharmaceuticals International, Inc. (B)	77,900	13,895,802

		210,423,253

Industrials — 9.4%
Boeing Co.	205,000	26,844,750
Delta Air Lines, Inc.	311,900	13,994,953
Dover Corp.	176,000	10,063,680
FedEx Corp.	80,000	11,518,400
Fluor Corp.	130,000	5,505,500
General Electric Co.	246,500	6,216,730
Honeywell International Inc.	287,500	27,223,375
Southwest Airlines Co.	204,900	7,794,396
Union Pacific Corp.	278,000	24,577,980

		133,739,764

Information Technology — 20.3%
Apple Inc.	653,100	72,036,930
Automatic Data Processing, Inc.	109,000	8,759,240
Cisco Systems, Inc.	446,000	11,707,500
Facebook, Inc. (Class A) (B)	303,300	27,266,670
Gartner, Inc. (B)	165,000	13,848,450
Google Inc. (Class A) (B)	35,500	22,662,135
Google Inc. (Class C) (B)	35,597	21,657,927
Intel Corp.	166,200	5,009,268
Lam Research Corp.	127,600	8,336,108
MasterCard, Inc. (Class A)	230,000	20,727,600
Microsoft Corp.	836,800	37,036,768
Oracle Corp.	221,000	7,982,520
QUALCOMM Inc.	56,800	3,051,863
Visa Inc. (Class A)	322,000	22,430,520
Western Digital Corp.	83,000	6,593,520

		289,107,019

Materials — 2.2%
CF Industries Holdings, Inc.	203,155	9,121,660
LyondellBasell Industries N.V. (Class A)	186,000	15,504,960
PPG Industries, Inc.	85,000	7,453,650

		32,080,270

Telecommunication Services — 1.8%
SBA Communications Corp. (Class A) (B)	90,000	9,426,600
Verizon Communications Inc.	389,000	16,925,390

		26,351,990

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2015 (unaudited)

	Shares/ Principal	Value (A)
Utilities — 2.6%
AGL Resources Inc.	145,000	$8,850,800
CMS Energy Corp.	225,000	7,947,000
Edison International	98,000	6,180,860
NextEra Energy, Inc.	81,000	7,901,550
Pinnacle West Capital Corp.	97,500	6,253,650

		37,133,860

Total Common Stocks
(Cost $1,067,711,432)		1,386,210,677

Other Investments — 0.0%
Financial — 0.0%
Adams Funds Advisers, LLC (B) (D) (Cost $33,871)		33,871

Short-Term Investments — 2.7%
Money Market Account — 1.3%
M&T Bank, 0.10%	$18,114,613	18,114,613
Money Market Funds — 1.4%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.17% (E)	20,000,000	20,000,000

Total Short-Term Investments
(Cost $38,114,613)		38,114,613

Total Investments — 100.0% of Net Assets
(Cost $1,105,859,916)		$1,424,359,161

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

ADAMS DIVERSIFIED EQUITY FUND, INC.

Board of Directors

Enrique R. Arzac [1,2,4]	Frederic A. Escherich [2,3]	Craig R. Smith [1,2,4]
Phyllis O. Bonanno [2,3]	Roger W. Gale [1,3,4]	Mark E. Stoeckle [1]
Kenneth J. Dale [1,3,4]	Kathleen T. McGahran [1,5]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Nominating and Governance Committee
5.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer & President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Nancy J.F. Prue, CFA	Executive Vice President, Director of Shareholder Communications
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

500 East Pratt Street, Suite 1300, Baltimore, MD 21202

410.752.5900        800.638.2479

Website: www.adamsfunds.com

E-mail: contact@adamsfunds.com

Tickers: ADX (NYSE), XADEX (NASDAQ)

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com